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                                                                  EXHIBIT 10.11J


SILICON VALLEY BANK

                           AMENDMENT TO LOAN DOCUMENTS

BORROWER:      LASERSCOPE
ADDRESS:       3070 ORCHARD DRIVE
               SAN JOSE, CALIFORNIA  95134

DATE:          SEPTEMBER 26, 2002

        THIS AMENDMENT TO LOAN DOCUMENTS is entered into between Silicon Valley Bank ("Silicon") and the borrower named above ("Borrower").

        The Parties agree to amend the Loan and Security Agreement between them, dated October 1, 1999 (as otherwise amended, the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

        1. MODIFIED AUDIT FEES. That certain sentence in Section 5.4 of the Loan Agreement that currently reads as follows:

               "The foregoing inspections and audits shall be at Borrower's expense and the charge therefor shall be $700 per person per day (or such higher amount as shall represent Silicon's then current standard charge for the same), plus reasonable out of pocket expenses."

is hereby amended to read as follows:

               "The foregoing inspections and audits shall be at Borrower's expense and the charge therefor shall be $750 per person per day (or such higher amount as shall represent Silicon's then current standard charge for the same), plus reasonable out of pocket expenses."

        2. MODIFIED INTEREST RATE. Section 2 of the Schedule is hereby amended by modifying the words which presently read "A rate equal to the `Prime Rate' in effect from time to time, plus 1.75% per annum." to read as follows:

               "A rate equal to the `Prime Rate' in effect from time to time, plus 1.50% per annum."

        3. MODIFIED MATURITY DATE. Section 4 of the Schedule is hereby amended in its entirety to read as follows:

               "4.    MATURITY DATE
                      (Section 6.1):  September 30, 2003."

        4. MODIFIED TANGIBLE NET WORTH COVENANT. Section 5 of the Schedule is hereby amended in its entirety to read as follows:

               "5.    FINANCIAL
                      COVENANTS
                      (Section 5.1):  Borrower shall comply with each of the
                                      following covenant(s). Compliance shall be determined as of the end of each month:


                      MINIMUM TANGIBLE



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                      NET WORTH:      Borrower shall maintain a Tangible Net
                                      Worth of not less than $11,000,000, plus
                                      (i) 50% of all consideration received
                                      after the date hereof for equity
                                      securities and subordinated debt of the
                                      Borrower, plus (ii) 50% of the Borrower's net income in each fiscal quarter ending after the date hereof.
                                      Increases in the Minimum Tangible Net
                                      Worth Covenant based on consideration
                                      received for equity securities and
                                      subordinated debt of the Borrower shall be effective as of the end of the month in which such consideration is received, and shall continue effective thereafter. Increases in the Minimum Tangible Net Worth Covenant based on net income shall be effective on the last day of the fiscal quarter in which said net income is realized, and shall continue effective thereafter. In no event shall the Minimum Tangible Net Worth Covenant be decreased.

                      DEFINITIONS.    For purposes of the foregoing financial
                                      covenants, the following term shall have the following meaning:
                                      "Tangible Net Worth" shall mean the excess of total assets over total liabilities, determined in accordance with generally accepted accounting principles, with the following adjustments:

                                       (A)   there shall be excluded from
                                             assets:  (i) notes, accounts
                                             receivable and other obligations
                                             owing to the Borrower from its
                                             officers or other Affiliates, and
                                             (ii) all assets which would be
                                             classified as intangible assets
                                             under generally accepted accounting
                                             principles, including without
                                             limitation goodwill, licenses,
                                             patents, trademarks, trade names,
                                             copyrights, capitalized software
                                             and organizational costs, licenses
                                             and franchises.

                                       (B)   there shall be excluded from
                                             liabilities:  all indebtedness
                                             which is subordinated to the
                                             Obligations under a subordination
                                             agreement in form specified by
                                             Silicon or by language in the
                                             instrument evidencing the
                                             indebtedness which is acceptable to
                                             Silicon in its discretion."

        5.     MODIFIED PERCENTAGE REGARDING SUBSIDIARY RECEIVABLES.
Section 9(5) of the Schedule is hereby amended in its entirety to read as follows:

               "(5) SUBSIDIARY RECEIVABLES. Without limiting any of the other terms or provisions of this Agreement, Borrower shall not at any time permit the total outstanding Receivables owing to Borrower from all of its partially and wholly-owned subsidiaries combined, which arise after the date hereof, to exceed 50% of Borrower's total Receivables."

        6. FEE. In consideration for Silicon entering into this Amendment, Borrower shall concurrently pay Silicon a fee in the amount of $25,000, which shall be non-refundable and in addition to all interest and other fees payable to Silicon under the Loan Documents. Silicon is authorized to charge said fee to Borrower's loan account.



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        7.     REPRESENTATIONS TRUE.  Borrower represents and warrants to
Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

        8. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.


BORROWER:                                 SILICON:

LASERSCOPE                                SILICON VALLEY BANK



BY   /s/ DENNIS LALUMANDIERE              BY     /s/ CHRISTOPHER C. HILL
   -----------------------------------          --------------------------------
     PRESIDENT OR VICE PRESIDENT          TITLE   SENIOR VICE PRESIDENT
                                                --------------------------------

BY
   -----------------------------------
      SECRETARY OR ASS'T SECRETARY



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                                     CONSENT

        The undersigned acknowledges that its consent to the foregoing Agreement is not required, but the undersigned nevertheless does hereby consent to the foregoing Agreement and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Guarantee of the undersigned, all of which are hereby ratified and affirmed.

                                        LASERSCOPE (UK) LIMITED


                                        BY   /s/ DENNIS LALUMANDIERE
                                           -------------------------------------

                                                VICE PRESIDENT, FINANCE
                                        TITLE   AND CHIEF FINANCIAL OFFICER
                                              ----------------------------------